                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                                                --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2003

                                 WHX CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                            1-2394               13-3768097
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(State or other jurisdiction             (Commission         (IRS Employer
 of incorporation)                       File Number)        Identification No.)

                 110 East 59th Street, New York, New York 10022
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                     Address of principal executive offices

Registrant's telephone number, including area code: (212) 355-5200
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                                      N/A
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
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            On March 3, 2003, WHX Corporation  issued a press release announcing that the  Emergency  Steel Loan  Guarantee  Board  rejected a $250  million loan
package   filed   on   behalf   of   its   indirect   wholly-owned   subsidiary,
Wheeling-Pittsburgh Steel Corporation. For additional information,  reference is made to the press  release  which is  incorporated  herein by  reference  and is attached hereto as Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (c)    Exhibits
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                   Exhibit No.     Exhibits
                   -----------     --------

                   99.1            Press Release of WHX Corporation  dated March
                                   3, 2003.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WHX CORPORATION

Dated: March 3, 2003                      By: /s/ Robert K. Hynes
                                              -------------------------------
                                              Name:  Robert K. Hynes
                                              Title: Chief Financial Officer and
                                                     Vice President - Finance